Summary of Significant Accounting Policies	12 Months Ended
Mar. 31, 2023
Summary of Significant Accounting Policies [Abstract]
Summary of significant accounting policies

2. Summary of significant accounting policies

(a) Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) and are presented in Indian rupees (“INR”), unless otherwise stated. The consolidated financial statements include the accounts of APGL and companies which are directly or indirectly controlled by APGL. All intercompany accounts and transactions have been eliminated upon consolidation. Certain balances relating to prior years have been reclassified, wherever required, to conform to the current year presentation.

All share and per share amounts presented in the consolidated financial statements have been adjusted to reflect the 16-for-1 stock split of the Company’s equity shares that was effective on October 6, 2016.

(b) Use of estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, costs, expenses and comprehensive loss/ gain that are reported and disclosed in the consolidated financial statements and accompanying notes. These estimates are based on management’s best knowledge of current events, historical experience, actions the Company may undertake in the future and on various other assumptions that are believed to be prudent and reasonable under the circumstances. Significant estimates and assumptions are used for, but not limited to impairment of and useful lives of property, plant and equipment, determination of asset retirement obligations, valuation of derivative instruments, hedge accounting, lease liabilities, right to use asset, allowances for doubtful accounts based on payment history, credit rating, valuation of share-based compensation, income taxes, energy kilowatts expected to be generated over the useful life of the solar power plant, estimated transaction price, including variable consideration, of the Company’s revenue contracts, impairment of other assets, impairment of net assets classified as held for sale and other contingencies and commitments. Although these estimates are based upon management’s best knowledge of current events and actions, actual results could differ from these estimates, and such differences may be material to the consolidated financial statements.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of APGL, its subsidiaries, and variable interest entities (“VIE”), where the Company has determined it is the primary beneficiary and are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company uses the equity method to account for its investments in entities where it exercises significant influence over operating and financial policies but does not retain control under either the voting interest model (generally 20% to 50% ownership interest) or the variable interest model. The Company has eliminated all intercompany accounts and transactions.

(c) Foreign currency translation and transactions

The functional currency of APGL is the United States Dollar (“US$”) and reporting currency is Indian rupees (“INR”). The Company’s subsidiaries with operations in India use INR as the functional currency and the subsidiaries in the United States and Mauritius use US$ as the functional currency. The financial statements of APGL and its subsidiaries, other than subsidiaries with a functional currency of INR, are translated into INR using the exchange rate as of the balance sheet date for assets and liabilities, historical exchange rates for equity transactions and average exchange rate for the year for income and expense items. Translation gains and losses are recorded in accumulated other comprehensive income or expenses as a component of shareholders’ equity.

Transactions in currencies other than the functional currency are measured and recorded in the functional currency using the exchange rate in effect at the date of the transaction. At the balance sheet date, monetary assets and liabilities that are denominated in currencies other than the functional currency are translated into the functional currency using the exchange rate at the balance sheet date. All gains and losses arising from foreign currency transactions are recorded in the determination of net income or loss/(gain) during the year in which they occur.

Revenue, expense and cash flow items are translated using the average exchange rates for the respective period. The resulting gains and losses from such translations are excluded from the determination of earnings and are recognized instead in accumulated other comprehensive loss/ (gain), which is a separate component of shareholders’ equity.

Realized and unrealized foreign currency transaction gains and losses, other than those hedged by the Company, arising from exchange rate fluctuations on balances denominated in currencies other than the functional currency of an entity, such as those resulting from the Company’s borrowings in other than functional currency is included in Loss/(gain) on foreign currency exchange, net in the consolidated statements of operations.

(d) Convenience translation

Translation of balances in the consolidated balance sheets and the consolidated statements of operations, comprehensive loss, shareholders’ equity and cash flows from INR into US$, as of and for the year ended March 31, 2023 are solely for the convenience of the readers and were calculated at the rate of US$1.00 = INR 82.19 , the noon buying rate in New York City for cable transfers in non U.S. currencies, as certified for customs purposes by the Federal Reserve Bank of New York on March 31, 2023 . No representation is made that the INR amounts could have been, or could be, converted, realized or settled into US$ at that rate on March 31, 2023, or at any other rate.

(e) Cash and cash equivalents

Cash and cash equivalents include demand deposits with banks, term deposits and all other highly liquid investments purchased with an original maturity of three months or less at the date of acquisition and that are readily convertible to cash. The Company has classified term deposits totalling INR 10,482 million and INR 11,850 million (US$144.2 million) as of March 31, 2022 and 2023, respectively, as cash and cash equivalents, because the Company has the ability to redeem these deposits at any time subject to an immaterial interest rate forfeiture. All term deposits are readily convertible into known amount of cash with no more than one day notice.

(f) Restricted cash

Restricted cash consists of cash balances restricted as to withdrawal or usage and relates to cash used to collateralize bank letters of credit supporting the purchase of equipment for solar power plants, bank guarantees issued in relation to the construction of the solar power plants within the timelines stipulated in PPAs and for certain debt service reserves required under the Company’s loan agreements. Restricted cash is classified into current and non-current portions based on the term of the deposit and the expiration date of the underlying restriction.

The following table presents the components of cash and cash equivalents and restricted cash included in the consolidated balance sheets that sums to the total of such amounts in the Consolidated Statements of Cash Flows:

	March 31,
	2021	2022	2023	2023
	(INR)	(INR)	(INR)	(US$)
	(In million)
Current Assets
Cash and cash equivalents	11,107	18,796	12,724	154.7
Restricted cash	4,881	3,784	7,764	94.5
Non-Current Assets
Restricted cash	170	726	479	5.8
Cash and cash equivalents and restricted cash	16,158	23,306	20,967	255.0

(g) Investments

The Company determines the appropriate classification of investment securities at the time of purchase and re-evaluates such designation at each balance sheet date. The investment securities held by the Company during the periods presented in the accompanying consolidated financial statements are classified as available-for-sale (short-term investments), consisting of liquid mutual funds units and held-to-maturity investments (long-term investments), consisting of Notes of the Bank of Mauritius.

The Company accounts for its investments in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 320, Accounting for Certain Investments in Debt and Equity Securities. These investments are considered as available-for-sale and held-to-maturity. Investments classified as available for sale are recorded at fair value, with the unrealized gains or losses, net of tax, reported as a component of accumulated other comprehensive income or expenses in the consolidated statement of shareholders’ equity.

Securities that the Company has positive intent and ability to hold until maturity are classified as held-to-maturity securities and stated at amortized cost. As of March 31, 2022, and March 31, 2023, amortized cost of held-to-maturity investments was INR 6 million and INR 7 million (US$0.1 million), respectively.

Realized gains and losses and a decline in value judged to be other than temporary on these investments are included in the consolidated statements of operations. The cost of securities sold or disposed is determined on the First in First Out (“FIFO”) method.

(h) Accounts receivable, net

The Company adopted “ASC Topic 326” Financial Instruments — Credit Losses, effective April 1, 2020 using the modified retrospective transition approach. The new guidance requires the measurement and recognition of expected credit losses (ECL) for financial assets held at amortized cost and replaces the existing incurred loss impairment model with an expected loss model using the forward-looking information to calculate credit loss estimates. The new model requires consideration of a broader range of relevant information, such as off take ratings historical loss experience, current economic conditions, and reasonable and supportable forecasts. The impact of adoption of this guidance did not have a material effect on the Company’s financial statements.

Credit Risk

Credit risk is the risk that counterparty will not meet its obligations under a financial instrument which consists principally of accounts receivables, cash and cash equivalents and restricted cash, leading to a financial loss. Customer credit risk is managed using the Company’s established policy, procedures and control relating to customer credit risk management. Outstanding accounts receivables are regularly monitored.

The Company’s accounts receivables are generated by selling energy to customers and are reported net of any allowance for uncollectible accounts. The allowance for credit losses is based on various factors, including the length of time receivables are past due, significant one-time events, the financial health of customers and historical experience. The allowance for credit losses at March 31, 2022 and March 31, 2023 was INR 285 million and INR 836 million (US$10.2 million), respectively.

(i) Property, plant and equipment

Property, plant and equipment represents the costs of completed and operational solar power plants, as well as the cost of furniture and fixtures, vehicles, office and computer equipment, leasehold improvements, freehold land and construction in progress. Construction in progress represents the accumulated cost of solar power plants that have not been placed into service at the date of the balance sheet. Construction in progress includes the cost of solar modules for which the Company has taken legal title, civil engineering, electrical and other related costs incurred during the construction of a solar power plant. Construction in progress is reclassified to property, plant and equipment when the project begins its commercial operations.

Property, plant and equipment are stated at cost, less accumulated depreciation and accumulated impairment losses. Depreciation is calculated using the straight-line method over the assets’ estimated useful lives as follows:

Plant and machinery (solar power plants)	25-35 years
Building	25-35 years
Furniture and fixtures	5 years
Vehicles	5 years
Office equipment	1-5 years
Computers	3 years

Leasehold improvements related to office facilities are depreciated over the shorter of the lease period or the estimated useful life of the improvement. Lease hold improvements on the solar power plant sites are depreciated over the shorter of the lease term or the remaining period of the PPAs undertaken with the respective customer. Freehold land is not depreciated. Construction in progress is not depreciated until it is ready to be used.

Improvements to property, plant and equipment deemed to extend the useful economic life of an asset are capitalized. Maintenance and repairs that do not improve efficiency or extend the estimated economic life of an asset are expensed as incurred. Additional capacity, if any, added to property plant and equipment is depreciated over the remaining estimated useful live.

Capitalized interest

Interest incurred on funds borrowed to finance construction of solar power plants is capitalized until the plant is ready for its intended use. The amount of interest capitalized during the years ended March 31, 2021, 2022 and 2023 were INR 333 million, INR 595 million and INR 344 million (US$4.2 million), respectively.

(j) Accounting for impairment of long-lived assets

The Company periodically evaluates whether events have occurred that would require revision of the remaining useful life of property, plant and equipment and improvements, or render their carrying value not recoverable. If such circumstances arise, the Company uses an estimate of the undiscounted value of expected future operating cash flows to determine whether the long-lived assets are impaired. If the aggregate undiscounted cash flows are less than the carrying amount of the assets, the resulting impairment charge to be recorded is calculated based on the excess of the carrying value of the assets over the fair value of such assets, with the fair value determined based on an estimate of discounted future cash flows, appraisals, or other valuation techniques. Other than the planned disposal of the Company’s rooftop business, impairment of assets related to manufacturing linked tender and impairment of one of the project, there were no impairment charges related to remaining long-lived assets recognized during the years ended March 31, 2022, and 2023 respectively. See also note 23.

(k) Leases and land use rights

In February 2016, the FASB issued ASU 2016-02, Leases (“ASC Topic 842”), to increase transparency and comparability among organizations by recognizing a right-of-use asset and a lease liability on the balance sheet for all leases with terms longer than 12 months and disclosing key information about leasing transactions. In July 2018, the FASB issued ASU 2018-11, Leases (Topic 842) – Targeted Improvements, which provided an optional transition method to apply the new lease requirements through a cumulative-effect adjustment in the period of adoption.

The Company adopted the guidance effective April 1, 2019 using the modified retrospective approach and elected certain practical expedients permitted under the transition guidance.

The majority of the Company’s leases relate to leasehold land on which the solar power plants are constructed on and leases related to office facilities. The leasehold land related to solar power plants has a lease term ranging between 2 to 35 year which is further extendable on mutual agreement by both lessor and lessee. Where applicable, the company has the consent from the lessors to extend the leases up to 35 years. These leases have rent escalation ranging between 5% to 10%, over the tenure of the lease. All existing leases on the date of adoption of ASC Topic 842, were classified as operating leases as they were concluded at their inception under previous guidance of ASC Topic 840, as permitted by the practical expedient package elected. As the implicit rate in the lease contract is not readily determinable, the company has used its average incremental rate of borrowing of 10% for the purposes of the determination of discount rate. The weighted average remaining lease term for operating leases is 29 years.

On Adoption of ASC 842, all the lease arrangements entered prior to adoption continued to be classified as operating leases. The Company has made an assessment for lease arrangements entered during the year and classified them as operating leases. The Company did not have any finance lease during any of the periods presented in the accompanying consolidated financial statements.

The Company is a lessee in several non-cancellable operating leases, primarily for construction of solar power plants and for office facilities.

The Company determines if an arrangement is or contains a lease at contract inception. The Company recognizes a right-of-use (“ROU”) asset and a lease liability at the lease commencement date. For operating leases, the lease liability is initially and subsequently measured at the present value of the unpaid lease payments at the lease commencement date.

Key estimates and judgments include how the Company determines (1) the discount rate it uses to discount the unpaid lease payments to present value, (2) lease term and (3) lease payments.

ASC Topic 842 requires a lessee to discount its unpaid lease payments using the interest rate implicit in the lease or, if that rate cannot be readily determined, its incremental borrowing rate. Generally, the Company cannot determine the interest rate implicit in the lease because it does not have access to the lessor’s estimated residual value or the amount of the lessor’s deferred initial direct costs. Therefore, the Company generally uses its incremental borrowing rate as the discount rate for the lease. The Company’s incremental borrowing rate for a lease is the rate of interest it would have to pay on a collateralized basis to borrow an amount equal to the lease payments under similar terms.

The lease term for all of the Company’s leases includes the non-cancellable period of the lease plus any additional periods covered by either a Company option to extend (or not to terminate) the lease that the Company is reasonably certain to exercise, or an option to extend (or not to terminate) the lease controlled by the lessor.

Lease payments included in the measurement of the lease liability comprise of the following:

■	Fixed payments, including in-substance fixed payments, owed over the lease term (which includes termination penalties the Company would owe if the lease term assumes Company exercise of a termination option);

■	Variable lease payments, if any, that depend on an index or rate, initially measured using the index or rate at the lease commencement date;

■	Amounts expected to be payable under a Company-provided residual value guarantee; and

■	The exercise price of a Company option to purchase the underlying asset if the Company is reasonably certain to exercise the option.

The ROU asset is initially measured at cost, which comprises the initial amount of the lease liability adjusted for lease payments made at or before the lease commencement date, plus any initial direct costs incurred less any lease incentives received.

For operating leases, the ROU asset is subsequently measured throughout the lease term at the carrying amount of the lease liability, plus initial direct costs, plus (minus) any prepaid (accrued) lease payments, less the unamortized balance of lease incentives received. Lease expense for lease payments is recognized on a straight-line basis over the lease term.

The Company has recognized and reported the Right of Use asset, on consolidated balance sheet by INR 4,346 million (US$52.9 million) as well as Lease Liabilities by INR 3,700 million (US$45.1 million) as at March 31, 2023 and INR 4,465 million in Right of Use asset as well as Lease Liabilities by INR 3,834 million as at March 31, 2022 respectively. During the year ended March 31, 2022 and 2023, the Company recorded lease cost of INR 439 million and INR 436 million (US$5.3 million) respectively. See Note 18 to the consolidated financial statements.

ROU assets for operating leases are periodically reduced by impairment losses. The Company uses the long-lived assets impairment guidance in ASC Subtopic 360-10, Property, Plant, and Equipment – Overall, to determine whether a ROU asset is impaired, and if so, the amount of the impairment loss to be recognized. See Note 2(j).

The Company monitors for events or changes in circumstances that require a reassessment of one of its leases. When a reassessment results in the remeasurement of a lease liability, a corresponding adjustment is made to the carrying amount of the corresponding ROU asset unless doing so would reduce the carrying amount of the ROU asset to an amount less than zero. In that case, the amount of the adjustment that would result in a negative ROU asset balance is recorded in the consolidated statements of operations.

Operating lease ROU assets are presented as operating lease right -of -use assets on the consolidated balance sheet. The current portion of operating lease liabilities is included in other current liabilities and the long-term portion is presented separately as operating lease liabilities on the consolidated balance sheet.

The Company has elected not to recognize ROU assets and lease liabilities for short-term leases of warehouses, office, machinery etc. that have a lease term of 12 months or less. The Company recognizes the lease payments associated with its short-term leases as an expense on a straight-line basis over the lease term.

The Company’s corporate office leases generally also include non-lease maintenance services (i.e., common area maintenance). The Company allocates the consideration in the contract to the lease and non-lease maintenance component based on each component’s relative standalone price. The Company determines stand-alone prices for the lease components based on the prices for which other lessors lease similar assets on a stand-alone basis. The Company determines stand-alone prices for the non-lease components (i.e., maintenance services) based on the prices that several suppliers charge for maintenance services for similar assets on a stand-alone basis.

(l) Asset retirement obligations (ARO)

Upon the expiration of the land lease arrangement for solar power plants located on leasehold land, the Company is required to remove the solar power plant and restore the land. The Company records the fair value of the liability for the legal obligation to retire the asset in the period in which the obligation is incurred, which is generally when the asset is constructed. When a new liability is recognized, the Company capitalizes it by increasing the carrying amount of the related long-lived asset, which results in an ARO asset being depreciated over the remaining useful life of the solar power plant. The liability is accreted and expensed to its present expected future value each period based on a credit adjusted risk free interest rate. Upon settlement of the obligation, the Company eliminates the liability and based on the actual cost to retire, may incur a gain or loss.

The Company’s asset retirement obligations were INR 902 million and INR 1,112 million (US$13.5 million) as of March 31, 2022 and 2023, respectively. The accretion expense incurred during the years ended March 31, 2021, 2022 and 2023 was INR 42 million, INR 59 million and INR 83 million (US$1.0 million), respectively. The depreciation expense incurred during the years ended March 31, 2021, 2022 and 2023 was INR 23 million, INR 14 million and INR 21 million (US$0.3 million), respectively.

During the current year, the carrying amount of the ARO liability is increased by INR 210 million (US$2.6 million) primarily due to commissioning of new projects during the year and accretion expense during the year.

The movement in liability during the current year as of March 31, 2023 and comparative year is as below:

	2022 (INR)	2023 (INR)	2023 (US$)
	(In million)
Beginning balance	811	902	11.0
Addition during the year	157	127	1.5
Impact of change in estimate	(125)	—	—
Liabilities settled during the year	—	—	—
Accretion expense during the year	59	83	1.0
Ending balance	902	1,112	13.5

(m) Software

The Company capitalizes certain internal software development cost under the provision of ASC Topic 350-40 Internal-Use Software. As of March 31, 2023, the amount capitalized as software includes the cost of software licenses, as well as related implementation costs, which primarily relate to third party consulting fees. Such license and implementation costs are capitalized and amortized over their estimated useful lives of three years using the straight-line method. On an ongoing basis, the Company assesses the recoverability of its capitalized software intangible assets. Capitalized software costs determined to be unrecoverable are expensed in the period in which the determination is made. As of March 31, 2023, all capitalized software is considered fully recoverable.

(n) Debt financing costs

Financing costs incurred in connection with obtaining construction and term financing loans are deferred and amortized over the term of the respective loan using the effective interest rate method. Amortization of debt financing costs is capitalized during construction and recorded as interest expense in the consolidated statements of operations, following commencement of commercial operations of the respective solar power plants.

Amortization of debt financing costs for the years ended March 31, 2021, 2022 and 2023 was INR 369 million, INR 1,107 million and INR 336 million (US$4.1 million), including debt financing costs written off related to the debt refinancing amounting to INR 30 million, INR 739 million and INR Nil, respectively. See Note 12.

The carrying value of debt financing costs as on March 31, 2022 and 2023 was INR 1,189 million and INR 1,010 million (US$12.3 million). See Note 12.

Further, the Company had debt financing costs of INR 141 million and INR 37 million (US$0.5 million) under other current assets, as on March 31, 2022 and 2023, respectively for facilities not yet drawn. See Note 6.

(o) Income taxes

Income taxes are recorded under the asset and liability method, as prescribed under ASC Topic 740 Income Taxes, whereby deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax base. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

The Company establishes valuation allowances against its deferred tax assets when it is more likely than not that all or a portion of a deferred tax asset will not be realized.

The computation of tax liabilities involves dealing with uncertainties in the application of complex tax regulations. The Company applies a two-step approach to recognize and measure uncertainty in income taxes in accordance with ASC Topic 740. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount which is more than 50% likely of being realized upon ultimate settlement through March 31, 2023, the Company does not have any unrecognized tax benefits, nor has it recognized any interest or penalties.

During the year ended 2019-20, the Taxation Laws (Amendment) Act, 2019 brought key changes to corporate tax rates in the Income Tax Act, 1961, which reduced the tax rate for certain subsidiaries within the group to 25.17%. Azure Power India Private Limited and several of its subsidiaries which are claiming tax benefits under section 80-IA of the Income Tax Act had decided not to opt for this lower tax benefit and have continued under the old regime for the fiscal year ended March 31, 2023, the statutory income tax rate as per the Income Tax Act, 1961 ranges between 25.17% to 34.94%, depending on the tax regime chosen by the particular subsidiary.

(p) Employee benefits

Defined contribution plan

Eligible employees of the Company in India receive benefits from the Provident Fund, administered by the Government of India, which is a defined contribution plan. Both the employees and the Company make monthly contributions to the Provident Fund equal to a specified percentage of the eligible employees’ salary.

The Company has no further funding obligation under the Provident Fund, beyond the contributions elected or required to be made thereunder. Contributions to the Provident Fund by the Company are charged to expense in the period in which services are rendered by the covered employees and amounted to INR 27 million, INR 27 million and INR 27 million (US$0.3 million) for the years ended March 31, 2021, 2022 and 2023, respectively.

Defined benefit plan

Employees in India are entitled to benefits under the Gratuity Act, a defined benefit post-employment plan covering eligible employees of the Company. This plan provides for a lump-sum payment to eligible employees at retirement, death, and incapacitation or on termination of employment, of an amount based on the respective employee’s salary and tenure of employment. As of March 31, 2022, this plan is unfunded.

Current service costs for defined benefit plans are accrued in the period to which they relate. In accordance with ASC Topic 715, Compensation Retirement Benefit- the liability in respect of defined benefit plans is calculated annually by the Company using the projected unit credit method and amounted to INR 56 million and INR 48 million (US$0.6 million) as of March 31, 2022 and 2023, respectively. Prior service cost, if any, resulting from an amendment to a plan is recognized and amortized over the remaining period of service of the covered employees. Interest costs for the period ended March 31, 2022 and 2023 were not significant. See also, Note 22.

Compensated absences

The Company recognizes its liabilities for compensated absences in accordance with ASC Topic 710, Compensation-General. The Company accrues the liability for its employee rights to compensated absence in the year in which it is earned.

(q) Revenue recognition

Sale of power consists of solar energy sold to customers under long term Power Purchase Agreements (PPAs), which generally have a term of 25 years. The Company’s customers are generally the Government of India, power distribution companies and, to a lesser extent, commercial and industrial enterprises. Sale of power includes solar power sold through exchange.

The Company recognizes revenue on PPAs when the solar power plant generates power and is supplied to the customer in accordance with the respective PPA. The company recognizes revenue each period based on the volume of solar energy supplied to the customer at the price stated in the PPA once the solar energy kilowatts are supplied and collectability is reasonably assured. The solar energy kilowatts supplied by the Company are validated by the customer prior to billing and recognition of revenue. Revenues from the recovery of safe-guard duties and goods and service tax under the change in law provision are recognized over the PPA period in the proportion of the actual sale of solar energy in kilowatts as per the terms agreed with customers or unless contractually agreed otherwise, once collectability is reasonably assured. Revenue from the sale of carbon credit emissions are recognized at the point in time when control of the carbon emission reduction units is transferred. These are initially recognised at cost.

The Company applies “ASC Topic 606” Revenue from Contracts with Customers, to recognize revenue from sale of power to its customers. Further, under Topic 606, total consideration for PPAs with scheduled price changes (price escalation is applicable in a solar power plant with 50 MW of operating capacity and price decrease in a solar power plant with 10 MW of operating capacity over the term of PPA) and for significant financing components, is estimated and recognized over the term of the agreement. Price escalations create an unbilled receivable, and the price decreases create deferred revenue. The time value of the significant financing component is recorded as interest expense. The Company uses the discount rate that would be reflected in a separate financing transaction between the entity and its customer at contract inception and recognizes the revenue amount on a straight-line basis over the term of the PPAs, and interest expense using the effective interest rate method. The Company also recognizes incremental costs incurred to obtain a contract in Other Assets in the consolidated balance sheet. These amounts are amortized on a straight-line basis over the term of the PPAs and are included as a reduction to revenue in the consolidated statements of operations.

The Company also records the proceeds received from Viability Gap Funding (‘VGF’) on fulfilment of the underlying conditions as deferred revenue. Such deferred VGF revenue is recognized as sale of power in proportion to the actual sale of solar energy during the period to the total estimated sale of solar energy during the tenure of the applicable power purchase agreement or balance tenure of power purchase agreement, as applicable pursuant to the revenue recognition policy.

The Company also recognise revenue on Late Payment Surcharge and interest on late payment for power supply on reasonable certainty to expect ultimate collection or otherwise based on actual collection, whichever is earlier.

Revenue from customers

Revenue from customers, net consists of the following:

	Year ended March 31,
	2021	2022	2023	2023
	(INR)	(INR)	(INR)	(US$)
	(In million)
Revenue from Customers:
Sale of Power (1)	15,133	17,621	20,744	252.3
Others (2)	103	720	4	0.1
Total	15,236	18,341	20,748	252.4

(1)	Sale of power includes revenue for the recovery of Safe-Guard Duties and Goods and Service Tax, which is linked to generation of Solar units, resulting from the change in law provision of our PPAs, during the year ended March 31, 2022 and 2023 amounting to INR 340 million and INR 267 million (US$3.3 million) respectively.

(2)	Others includes revenue from the sale of carbon credits emissions amounting to INR 720 million and INR 4 million (US$ 0.1 million) during the year ended March 31, 2022 and 2023 respectively.

Contract balances

The following table provides information about receivables, unbilled receivables, contract acquisition cost and deferred revenue from customers as at March 31, 2022 and 2023, respectively.

	As at March 31,
	2022	2023	2023
	INR	INR	US$
	(In million)
Current assets
Accounts receivable, net	6,041	5,713	69.5
Contract acquisition cost	16	17	0.2
Non-current assets
Unbilled receivable	253	289	3.5
Accounts receivable (net)	3,203	3,896	47.4
Contract acquisition cost	322	305	3.7
Current liabilities
Deferred revenue	230	308	3.7
Non-current liabilities
Deferred revenue	5,417	6,688	81.4

Movement in deferred revenue:

	As at March 31,
	2022	2023	2023
	INR	INR	US$
	(In million)
Beginning balance	2,463	5,647	68.7
Increased as a result of additional cash received against VGF	40	152	1.8
Deferred revenue recognized	3,183	1,300	15.8
Amount recognized into revenue	(39)	(103)	(1.3)
Ending balance	5,647	6,996	85.1

Accounts receivable – from sale of power consist of accrued revenues due under the PPA, based on the sale of power transferred to the customer, generally requiring payment within 30 to 60 days of sale. As per terms of PPA, payment is unconditional once performance obligations have been satisfied and does not contain any future, unsatisfied performance obligation to be included in this disclosure.

(r) Cost of operations (exclusive of depreciation and amortization)

The Company’s cost of operations consists of expenses pertaining to operations and maintenance of its solar power plants. These expenses include payroll and related costs for maintenance staff, plant maintenance, insurance, and if applicable, lease costs etc.

Depreciation expense is not included in cost of operations but is included within “Depreciation and amortization” expense, shown separately in the consolidated statements of operations.

(s) General and administrative expenses

General and administrative expenses include payroll and related costs for corporate, finance and other support staff, including bonus and share based compensation expense, professional fees and other corporate expenses.

(t) Share based compensation

The Company follows guidance under ASC Topic 718, Compensation — Stock Compensation, which requires compensation costs related to share-based transactions, including employee share options, to be recognized in the financial statements based on their fair value. The Company recognizes compensation expense for equity share options including Restricted stocks (RSs) net of estimated forfeitures. Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. Share-based compensation is included in general and administrative expenses and recognized in the consolidated statements of operations based on awards ultimately expected to vest, except the cost of services which is initially capitalized by the Company as part of the cost of property, plant and equipment.

The Company recognizes compensation expense for SARs based on the fair value of the amount payable to employees in respect of SARs, which are settled in cash, with a corresponding increase in liabilities, over the period that the employees unconditionally become entitled to the payment. The liability is remeasured at each reporting date and at settlement date based on the fair value of the SARs or amounts as per best estimated. Any changes in the fair value of the liability are recognized in consolidated statements of operations.

The Company has elected to use the Black-Scholes-Merton valuation model to determine the fair value of share-based awards on the date of grant for employee share options with a fixed exercise price and fixed service-based vesting.

The Company has elected to use the Black-Scholes-Merton valuation model to determine the fair value of SARs at each reporting date.

Employee Stock Option and Restricted Stocks

The share-based compensation expense related to share-based compensation is recorded as a component of general and administrative expenses in the Company’s consolidated statements of operations and totalled INR 44 million, INR 69 million and INR 17 million (US$0.2 million) for the years ended March 31, 2021, March 31, 2022, and 2023, respectively. The amount of share-based compensation expense capitalized during the year ended March 31, 2020, March 31, 2022, and 2023 was INR 8 million, INR 23 million and INR Nil million, respectively.

Stock Appreciation Rights

The share-based compensation expense related to SARs is recorded as a component of general and administrative expenses in the Company’s consolidated statements of operations totalled reversal of expense of INR 373 million and reversal of expense of INR 646 million (US$7.9 million) for the year ended March 31, 2022, and 2023, respectively. The amount of share-based compensation expense capitalized during the years ended March 31, 2022, and 2023 was Nil. Refer to Note 21 for details on the Share based compensation.

(u) Assets held-for-sale

Assets and asset disposal group are classified as held-for-sale if their carrying amount will be recovered principally through a sale transaction rather than through continuing use. This condition is regarded as met only when management commits to a plan to sell the asset; the asset is available for immediate sale in its present condition; an active program to locate a buyer and other actions required to complete the plan have been initiated; the sale of the asset is probable within one year or within extended period on account of conditions beyond the control of the Company; the asset is being actively marketed for sale at a reasonable price in relation to its current fair value; and it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn. Assets and liabilities classified as held-for-sale are measured at lower of their carrying amount and fair value less costs to sell and depreciation (amortization) ceases once the asset is classified as held for sale. See also, Note 23.

(v) Contingencies

Liabilities for loss contingencies arising from claims, tax assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment and/or remediation can be reasonably estimated. Legal costs incurred with respect to these items are expensed as incurred.

(w) Fair value of financial instruments

ASC Topic 820, Fair Value Measurements and Disclosures -, defines fair value as the price at which an asset could be exchanged or a liability transferred in an orderly transaction between knowledgeable, willing parties in the principal or most advantageous market for the asset or liability. Where available, fair value is based on observable market prices or derived from such prices. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity.

When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels

●	Level 1 inputs: Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date.

●	Level 2 inputs: Other than quoted prices included in Level 1 inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

●	Level 3 inputs: Unobservable inputs for the asset or liability used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at measurement date.

(x) Derivatives and Hedging

In the normal course of business, the Company uses derivative instruments for the purpose of mitigating the exposure from foreign currency fluctuation risks associated with forecasted transactions denominated in certain foreign currencies and to minimize earnings and cash flow volatility associated with changes in foreign currency exchange rates, and not for speculative trading purposes. These derivative contracts are purchased within the Company’s policy and are with counterparties that are highly rated financial institutions.

Contracts designated as Cash Flow Hedge

Cash flow hedge accounting is followed for derivative instruments to mitigate the exchange rate risk on foreign currency denominated debt instruments. Changes in fair value of derivative contracts designated as cash flow hedges are recorded in other comprehensive income/(loss), net of tax, until the hedge transaction occurs. The Company evaluates hedge effectiveness of cash flow hedges at the time a contract is entered into as well as on an ongoing basis or as required. When the relationship between the hedged items and hedging instrument is highly effective at achieving offsetting changes in cashflows attributable to the hedged risk, the Company records in other comprehensive income the entire change in fair value of the designated hedging instrument that is included in the assessment of hedge effectiveness. The cost of the hedge is recorded as an expense over the period of the contract on a straight-line basis.

Fair value hedges: hedging of foreign exchange exposure

Fair value hedge accounting is followed for foreign exchange risk with the objective to reduce the exposure to fluctuations in the fair value of firm commitments due to changes in foreign exchange rates.

Fair value adjustments related to non-financial instruments will be recognized in the hedged item upon recognition and will eventually affect earnings as and when the hedged item is derecognized. Changes in the fair value of derivatives designated and qualifying as fair value hedges, together with any changes in the fair value of the hedged firm commitments attributable to the hedged risk, will be recorded in in the consolidated balance sheet. The gain or loss on the hedging derivative in a hedge of a foreign-currency-denominated firm commitment and the offsetting loss or gain on the hedged firm commitment is recognized in earnings in the accounting period, post the recognition of the hedged item in the balance sheet.

Undesignated contracts

Changes in fair value of undesignated derivative contracts are reported directly in earnings along with the corresponding transaction gains and losses on the items being economically hedged. The Company enters into foreign exchange currency contracts to mitigate and manage the risk of changes in foreign exchange rates. These foreign exchange derivative contracts were entered into to hedge the fluctuations in foreign exchange rates for recognized balance sheet items such as the Company’s U.S. dollar denominated borrowings. The Company has not designated the derivative contracts as hedges for accounting purposes. Realized gains (losses) and changes in the fair value of these foreign exchange derivative contracts are recorded in Loss (gain) on foreign currency exchange, net in the consolidated statements of operations. These derivatives are not held for speculative or trading purposes.

(y) Segment information

Operating segments are defined as components of a company about which separate financial information is available that is evaluated regularly by the chief operating decision maker, or decision-making group, in deciding how to allocate resources and in assessing performance. The Company’s chief executive officer is the chief operating decision maker. Based on the financial information presented to and reviewed by the chief operating decision maker in deciding how to allocate the resources and in assessing the performance of the Company, the Company has determined that it has a single operating and reporting segment: Sale of power. The Company’s principal operations, revenue and decision-making functions are located in India.

(z) Non-controlling interest

The non-controlling interest recorded in the consolidated financial statements relates to following:

(i)	0.83% ownership interest in a subsidiary, a 10MW Gujarat power plant, not held by the Company
(ii)	49.00% ownership interest in a subsidiary, a 50MW Uttar Pradesh power plant, not held by the Company
(iii)	0.16% ownership interest in a subsidiary, a 100 MW Telangana power plant, not held by the Company
(iv)	0.01% ownership interest in Azure Power India Private Limited* not held by the Company
(v)	49% ownership interest in 16 MW rooftop project** of DJB not held by the Company
(vi)	48.6% ownership interest in a subsidiary, a 4 MW rooftop project** with GEDCOL, not held by the Company
(vii)	48.6% ownership interest in a subsidiary, a 11.4 MW** rooftop project with DMRC, not held by the Company
(viii)	48.6% ownership interest in a subsidiary, a 17.8 MW** rooftop project with railways, not held by the Company.

As of March 31, 2023, the Company recorded a non-controlling interest amounting to INR 625 million (US$7.6 million) including INR 37 million (US$0.5 million) of net loss for the year ended March 31, 2023. As of March 31, 2022, the Company recorded a non-controlling interest amounting to INR 662 million including INR 22 million of net profit for the year ended March 31, 2022.

*	This remaining ownership by the founders was under arbitration and same has been decided in the favor of the Company, subsequent to the year end. Refer to note 20.

**	During the previous year, the Company has entered into a sale agreement for the disposal of its rooftop business and has transferred the 48.6% and 49% shareholding of identified entities in reference to agreement and has recognized proportionate minority interest of INR 453 million (US$6.0 million) on transfer of its shareholdings of rooftop entities. See also Note 23

(aa) Inventory

Carbon emission rights (CERs) received on registered projects are recorded as inventory. Inventories are valued at the lower of cost and net realisable value. Cost includes cost of purchase and other costs incurred in bringing the inventories to their present location and condition. Cost is determined using weighted average method. Net realisable value is the estimated selling price in the ordinary course of business, less estimated costs of completion and the estimated costs necessary to make the sale. The Group derecognises the CERs when the certificate is sold, which occurs when units are transferred to the customer.

(ab) Recent accounting pronouncements

In December 2019, the FASB issued ASU No. 2019-12, Simplifying the Accounting for Income Taxes (“ASU 2019-12”). ASU 2019-12 eliminates certain exceptions to the general principles in ASC 740, Income Taxes and adds guidance to reduce complexity in accounting for income taxes. ASU 2019-12 eliminates, inter alia, the general methodology for calculating income taxes in an interim period when a year-to-date loss exceeds the anticipated loss for the year. It requires that an entity reflect the effect of an enacted change in tax laws or rates in the annual effective tax rate computation in the interim period that includes the enactment date. ASU 2019-12 is effective for the annual periods beginning after December 15, 2020, including interim periods within those fiscal years. During FY 2022, we applied ASU 2019-12 and noted that the impact of adoption of this guidance did not have a material effect on our consolidated financial statements.

In March 2020, the Financial Accounting Standards Board issued ASU No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”).” ASU 2020-04 provides temporary optional expedients and exceptions to the guidance in U.S. GAAP on contract modifications and hedge accounting to ease the financial reporting burdens related to the expected market transition from the London Interbank Offered Rate (LIBOR) and other interbank offered rates to alternative reference rates. In January 2021, the FASB issued Accounting Standard Update 2021-01 (Topic 848), which amends and clarifies the existing accounting standard issued in March 2020 2020-04 for Reference Rate Reform. Reference rates such as LIBOR, are widely used in a broad range of financial instruments and other agreements. The ASU permits entities to elect certain optional expedients and exceptions when accounting for derivative contracts and certain hedging relationships affected by changes in the interest rates used for discounting cash flows, for computing variation margin settlements, and for calculating price alignment interest in connection with reference rate reform activities under way in global financial markets (the “discounting transition”). The ASU 2020-04 is effective for adoption at any time between March 12, 2020 and December 31, 2022, for all entities, and ASU 2021-01 is effective for all entities as of January 7, 2021 through December 31, 2022. As of March 31, 2022, we have not made any contract modifications to replace the reference rate in any of its agreements and will continue to evaluate the effects of this standard on its consolidated financial position, results of operations, and cash flows.

Management does not believe that other recent accounting pronouncements issued by the FASB (including by its Emerging Issues Task Force) have a material impact on our present or future financial statements.